Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of TTM Technologies, Inc. (the “Company”) for the quarter ended October 1, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven W. Richards, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 13, 2007

By:	/s/ Steven W. Richards

Steven W. Richards
Chief Financial Officer and Secretary

A signed original of this written Statement required by Section 906 has been provided to TTM Technologies, Inc. and will be retained by TTM Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.